Gogo Investor & Analyst Day November 17, 2017 Exhibit 99.1

Safe harbor statement Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosures contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA, Adjusted EBITDA margin and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA and Adjusted EBITDA margin in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CapEx in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CapEx to the comparable GAAP measure. No reconciliation of the forecasted range for Adjusted EBITDA for fiscal 2017 is included in this release because we are unable to quantify certain amounts that would be required to be included in the respective corresponding GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, we are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2017 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

Key topics for the day Building the Inflight Internet Most aviation bandwidth, at the lowest cost, to the most geographies Jon Cobin, EVP & CCO Enabling the Connected Airline Winning aircraft and growing ARPA by providing more customer value John Wade, EVP & COO Scaling Our Operations Globally Meeting the needs of airline partners Extending Business Aviation’s Market Leadership Profitable and growing rapidly Barry Rowan, EVP & CFO Charting the Path to Profitability BA represents significant value Attractive and improving unit economics Levers in place to drive FCF Anand Chari, EVP & CTO Gogo is the Inflight Internet Company

Gogo and the Future of Inflight Internet Michael Small, CEO

Inflight is the new frontier for the internet Flight 156 Route 156 With ~30,000 more CA & BA aircraft to install

Performance everywhere 98% + Service availability 15 Mbps + per passenger 98 Coverage of commercial flight hours % + Everywhere aircraft fly A ground-like experience

2Ku offers superior performance everywhere Regional Ka Global Ka Global Ku Gogo Competitive Networks 1 As of Q3 2017, where Hub City represents capacity Gogo has access to Competitive network information based on Gogo management estimates and public filings of competitors

2Ku offers superior performance everywhere Architecture Open Closed Closed Open Satellites 20+ 3 4 20+ Regional Ka Global Ka Global Ku Gogo Competitive Networks 1 As of Q3 2017, where Hub City represents capacity Gogo has access to. Competitive network information based on Gogo management estimates and public filings of competitors (1)

2Ku offers superior performance everywhere Architecture Open Closed Closed Open Satellites 20+ 3 4 20+ Hub City Capacity 10-20 Gbps 1-10 Gbps 0.05-0.1 Gbps 5-10 Gbps Regional Ka Global Ka Global Ku Gogo Competitive Networks 1 As of Q3 2017, where Hub City represents capacity Gogo has access to Competitive network information based on Gogo management estimates and public filings of competitors (1)

2Ku offers superior performance everywhere Architecture Open Closed Closed Open Satellites 20+ 3 4 20+ Hub City Capacity 10-20 Gbps 1-10 Gbps 0.05-0.1 Gbps 5-10 Gbps Antenna 2Ku Gimballed Gimballed Gimballed Regional Ka Global Ka Global Ku Gogo Competitive Networks 1 As of Q3 2017, where Hub City represents capacity Gogo has access to Competitive network information based on Gogo management estimates and public filings of competitors (1)

2Ku offers superior performance everywhere Architecture Open Closed Closed Open Satellites 20+ 3 4 20+ Hub City Capacity 10-20 Gbps 1-10 Gbps 0.05-0.1 Gbps 5-10 Gbps Antenna 2Ku Gimballed Gimballed Gimballed Redundancy Yes No No Yes Regional Ka Global Ka Global Ku Gogo Competitive Networks 1 As of Q3 2017, where Hub City represents capacity Gogo has access to Competitive network information based on Gogo management estimates and public filings of competitors (1)

Gogo’s evolution Where we are going Most bandwidth For everyone B2B Success-based investments Where we were Slow and expensive Constrained take rate B2C Core investments

From Slo-Go to Gogo, happening fast Percentage of Aircraft Online by Technology Satellite 50-100+ Mbps ATG-4 10 Mbps ATG 3 Mbps 2016A 2017E 2018E Nearly 50% of CA aircraft will be 50-100 Mbps by end of 2018 Significant increase in speed Weighted-average peak speed 100+ Mbps

Multiple drivers of substantial bandwidth growth Drivers in 2018 2Ku High Throughput Satellites Modem ATG-NG Aircraft Moving quickly from terabytes to petabytes Online Online SOURCE: historical and as of 9/30/17 LTM 14

Bandwidth fuels growth Total Bandwidth Curve Gogo U.S. Wireless Customer Engagement U.S. Wireless Industry: >100% Gogo: 7% 3 Years SOURCE: Cellular Telecommunications Industry Association (CTIA) 000s terabytes terabytes

Growth = Aircraft x ARPA Q3 2017 Aircraft Type Aircraft Online Annualized ARPA Business Jets 4,567 $34K Regional Jets 1,068 $64K Mainline – NA 1,749 $174K ROW 352 $226K 1 BA excludes Satellite aircraft 16

Gogo’s comprehensive Portfolio is why we win Hardware Software Gogo Inflight System Gogo Inflight Network ATG SatCom Ground Gogo Support Gogo Inflight Services Connected Aircraft Passenger Account Operations Data

Core Investments Focus and scale driving superior cost structure The lowest cost per MB served Multi-provider satellite strategy Higher utilization Higher efficiency Unique ATG network in NA Network Non-network And lowest cost per aircraft served Most planes Most planes per airline Established and optimized global supply chain 18

BA capitalizes on core investments Common Core Investments $M +89% Revenue Segment Profit ATG, ATG-4, ATG-NG | Global Ku, 2Ku % Absolute change

All aircraft are valuable… Aircraft Type Network Q3 2017 Annualized ARPA Cost To Acquire NPV Business Jets ATG $34K Profit $ Regional Jets ATG $64K Breakeven $$ Mainline - NA ATG/Satellite $174K Co-Investment $$$ ROW Satellite $226K Co-Investment $$$

…with room to grow SOURCE: Aircraft Online as of 9/30/2017 and Awarded But Not Yet Installed as of 10/24/2017. Uncommitted Aircraft based on management estimates and Boeing CMO Aircraft Type Gogo Aircraft Online NPV Gogo Awarded But Not Yet Installed 10 year Aircraft Opportunity Business Jets 4,567 $ N/A >20,000 Regional Jets - NA 1,068 $$ 18 >500 Mainline - NA 1,749 $$$ 100 >2,000 ROW 352 $$$ 780 >15,000 21

Strong and consistent growth 7,115 $ $ $ $ 9/30/17 $ $ $ $ $ $ $ $ $ $ $ 1 Aircraft Online (AOL) Aircraft Revenue $M 1 BA excludes Satellite aircraft

Driving shareholder value Comprehensive Portfolio of networks, systems, services & support Established networks Compelling unit economics Clear path to positive free cash flow Leadership position in attractive, under-penetrated market

Building the Inflight Internet Anand Chari, EVP & CTO

Technology agnostic Multi-technology Multi-band Open architecture Customer-centric Aviation-specific Future-proof Modular architecture Technology strategy Best performance at lowest cost

Innovation in all aspects of the managed network All components work together: Network Coverage Capacity Redundancy Certainty of supply System Aircraft-specific design Modular Reliable Capabilities work across networks Mobility management Services IFE and IFC TV and IPTV Multi-payer, multi-tier products 26

Networks and systems address all aircraft


SMALL
LARGE
BA Market
Turboprops (8,800)
Light Jets (6,800)
Medium Jets (3,700)
Large Jets (3,000)
VVIP (300)
CA Market
Regional Jets (2,500)
Narrowbody (15,000)
Widebody (4,000)
Inflight System
ATG/ATG-4
AVANCE L3 / L5 (BA)
NEXTGEN ATG
CA System
2KU
Inflight Network
ATG
Licensed spectrum
ATG-NG
Licensed + unlicensed spectrum
Wide beam & High Throughput

Source: Management Estimates and Analysis, Boeing CMO

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.
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Aviation network design challenge Global coverage, concentrated traffic 80% of traffic in <20% of geography Source: ICAO 2015

REGIONAL KA Capacity LOW HIGH Existing Regional Ka offers inadequate coverage and inefficient capacity Source: based on public information and management estimates and analysis 80% of the flight minutes in <20% of the geography The larger the geography covered, more capacity is wasted Capacity applicable to aero is small fraction of satellite capacity 29

GLOBAL KA Capacity LOW HIGH Global Ka solutions spread capacity too thin relative to where aircraft fly Spreading capacity around the entire globe to meet coverage makes the problem worse Source: based on public information and management estimates and analysis 30

Ku’s open ecosystem allows Gogo to match supply to demand Capacity LOW HIGH GOGO Global coverage

Matching supply to demand Capacity LOW HIGH GOGO Global coverage Multiple satellites offering redundancy everywhere

Matching supply to demand Capacity LOW HIGH GOGO Global coverage Multiple satellites offering redundancy everywhere Ability to layer in additional capacity as needed

Matching supply to demand Capacity LOW HIGH GOGO Global coverage Multiple satellites offering redundancy everywhere Ability to layer in additional capacity as needed Many HTS satellites launched, more to be launched when and where needed

Gogo vs. Regional Ka: high traffic area

Gogo vs. Regional Ka: high traffic area

Gogo vs. Regional Ka: high traffic area

Gogo vs. Regional Ka: high traffic area

Global coverage and aero-optimized capacity win the day ATG ATG-4 (MBPS) COVERAGE (% OF GEOGRAPHY) SPEED SECOND SATELLITE Regional Ka ATG-NG Regional Ka 2Ku 2Ku+LEO Global Ka Global Ku = Gogo = Competitors

Lowest network cost Drivers 2Ku Advantage Utilization 3x – scale and targeted capacity leases Efficiency 2x – proprietary modem and antenna Riding rapidly improving satellite cost curve Raw Transport Above advantages more than offset any theoretical advantage of a Ka satellite Note: 3x higher utilization compared to a three or four global/regional Ka satellite constellation 2X increase in efficiency compared to a gimballed antenna 40

Gogo’s cost structure benefits from open ecosystem innovation Cost per MB Time Increased Wide Beam supply Hybrid & other constellations Economies of scale / Hosted payloads Inclined orbit satellites Benefits of multi-provider satellite strategy: Low cost Leverage innovation Add capacity on demand High utilization Redundant network Satellite ownership not aligned to aviation’s growing needs: Capital-intensive Years to add capacity Low utilization Limited innovation Rapid obsolescence 41

2Ku’s performance benefits Speed per device and growing 100+ Mbps per aircraft, capable of 450+ Mbps Access most satellite capacity At lowest cost Internet + IPTV global route minutes Gate-to-Gate Performs well everywhere LEO compatible end-to-end Fewer moving parts Multi-satellite = redundancy 15 Mbps + 98 + % 98 + % Coverage Availability 42

North America presents a unique opportunity 2/3 of RJs and business jets in North America Source: ICAO 2015, Diio Mi

ATG-NG brings high-speed, low cost regional solution to North America 1 3 Mbps 10 Mbps 100+ Mbps 2008 2018 2012 ATG ATG-4 ATG-NG Tower Upgrades Licensed + unlicensed spectrum Hardware Hardware 100+ Mbps demonstrated in lab in May 2017 Nationwide network build out begun – leveraging towers, backhaul and spectrum Flight testing underway Top antennas – ATG-NG Bottom antennas – EvDO ATG 1 Expected results and availability based on management estimates

ATG-NG benefits For $50 million CapEx: Extends 100+ Mbps speeds to Business Aviation and Regional Jet aircraft Adds 100 Gbps of dedicated capacity Speed 100+ Mbps and growing Size/Cost Lower CapEx Lighter-weight Overnight install Reliability 99% end-to-end Note: Expected results and availability based on management estimates

The road ahead Best bandwidth solution for every aircraft everywhere Will continue to design solutions based on philosophy of: Multi-band Multi-constellation Multi-mode

Enabling the Connected Airline Jon Cobin, EVP & CCO

Growth fueled by meeting customer needs CA Aircraft Online growth Annualized ARPA growth Leading Portfolio Address all aircraft Drive take rate More services $K

Strong track record Source: Management Estimates and Analysis through 10/24/17 …And the Largest Awards World’s leading airlines... (including 9 of top 20 airlines) >40% win rate… Average awarded aircraft per airline account ~200 ~100 49

Why Gogo? Airline Priorities Performance Best internet experience Innovation Future-proof technology Customer-focus Tailored digital experiences Operational excellence Our Value Proposition Market leadership Experienced provider Long-term support Low total cost of ownership

The Gogo Portfolio for delivering leading performance and flexibility to airlines In-Cabin Network Access technology (2Ku / ATG-NG) System software Gogo System Gogo Inflight Network Regional ATG Global Satcom Ground Gogo Support Gogo Inflight Services Connected Aircraft Services Passenger Services Account Operations Data Best performance everywhere Support Gogo, Airline and 3rd Party applications Passengers, Crew and Operations Daily support

Gogo Portfolio growth drives wins PORTFOLIO PRE – 2013 NETWORK ATG/4 SYSTEM ATG/4 Retrofit SERVICES Retail Internet SUPPORT N. America

Gogo Portfolio growth drives wins PORTFOLIO 2013 NETWORK ATG/4 Ku Wide Beam SYSTEM ATG/4 Retrofit Ku Retrofit SERVICES Retail Internet Gogo Vision SUPPORT N. America Japan

Gogo Portfolio growth drives wins PORTFOLIO 2014 NETWORK ATG/4 Ku Wide Beam SYSTEM ATG/4 Retrofit Ku Retrofit 2Ku Retrofit SERVICES Retail Internet Gogo Vision Airline Directed Internet SUPPORT N. America Japan Europe

Gogo Portfolio growth drives wins PORTFOLIO 2015 NETWORK ATG/4 Ku Wide Beam SYSTEM ATG/4 Retrofit Ku Retrofit 2Ku Retrofit SERVICES Retail Internet Gogo Vision Airline Directed Internet SUPPORT N. America Japan Europe South America

Gogo Portfolio growth drives wins PORTFOLIO 2016 NETWORK ATG/4 Ku Wide Beam SYSTEM ATG/4 Retrofit Ku Retrofit 2Ku Retrofit SERVICES Retail Internet Gogo Vision Airline Directed Internet SUPPORT N. America Japan Europe South America Global

Gogo Portfolio growth drives wins PORTFOLIO 2017 NETWORK ATG/4 Ku Wide Beam Ku Spot Beam SYSTEM ATG/4 Retrofit Ku Retrofit 2Ku Retrofit 2Ku Line fit SERVICES Retail Internet Gogo Vision Airline Directed Internet IPTV SUPPORT N. America Japan Europe South America Global 57

Well positioned to deliver customer value…

Inflight Services – Best passenger experience

- GGV-touch
- Unified digital experience
- Seamless sign-on

Inflight Systems – For every aircraft

- 2Ku line fit
- ATG-NG retrofit
- Electronically Steerable Antenna
- Integrate seatback support
- Expanded application enablement

Inflight Network – Best bandwidth everywhere

- ATG-NG
- HTS
- LEO
- Multi-band

Customer Support – Best airline experience

- Customer Support tools
- 2-day installs
- Global maintenance

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And continued growth CA Market Penetration (projected) Commercial Aircraft (projected) 9,000 9,000 Source: 2017 Boeing CMO, Management Estimates and Analysis Rapid Industry Growth 10 year growth - 18,000 aircraft

And continued growth Source: 2017 Boeing CMO, Management Estimates and Analysis Commitments to date Commercial Aircraft >40% <10% Connected Commercial Aircraft (projected) 9,000 9,000 10 year growth - 18,000 aircraft CA Market Penetration (projected) Rapid Industry Growth Increasing addressable market going forward 60

The Vision Ground-like Connectivity for: Every device Every flight Everywhere Enabling Better: Passenger Experiences Airline Operations

Video 1 Go to: gogo.to/video1

Growing ARPA Deliver more value to Airlines and Passengers Increased engagement Take rate ↑ Prices ↓ More services Entertainment Connected Aircraft Solution (CAS)

Better experience and increased distribution

Flexibility for airlines to tailor marketing Passengers Want Connectivity More bandwidth Free Airlines Want Improved passenger satisfaction Minimize costs First Aircraft Differentiation by Cabin Business Economy+ Economy Passenger Paid Airline Paid Third Party $ $$ $$$ $$$$ Multi-tier is consistent with airline marketing strategies Q3 2017 YTD Annualized ARPA by Payer $K Note: ARPA by payer includes CA-NA and CA-ROW. 65

v v Internet enabled entertainment benefits to airlines and passengers Passengers want access to their content Gogo Vision enables any content, anywhere

Revolutionizing in-flight entertainment

	Legacy In-Seat	Internet-Enabled
Seats Served	~30%	100%
Titles available	Dozens	Anything you want
	$5B annually **$4** per passenger served	**A fraction of the cost** to deliver more to every passenger

Gogo Vision® Touch


CHICAGO (ORD)
SAN FRANCISCO (SFO)
ENTERTAINMENT
SNACKS
KIDS CORNER
GAMES
STREAMING

Source: Management estimates of IFE market size, The Future of In-Flight Entertainment – 2017 Valour Consultancy, Diio, Boeing CMO

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Connected Aircraft Solutions represents a long-term opportunity Enabling you to fly smarter and safer eEnablement Data management Operational solutions eEnablement today 2,000+ aircraft 55,000+ crew devices 3 TB+/mo crew traffic 68

133 Clear path to ARPA growth ARPA ARPA NA Bandwidth constrained RJ dilution Contributing Factors Impacting ARPA + Take rate (bandwidth, multi-payer) + Additional services (Entertainment, CAS) +/- Aircraft mix - Legacy pricing transition - New fleet dilution 174 NA Mainline CA-NA fleet 64 NA RJ $K 25% RJs 37% RJs

Video 2 Go to: gogo.to/video2

Scaling Our Operations Globally John Wade, EVP & COO

Supporting the customer life cycle Post Award On-going Support Operation Customer Benefits Leading certification Portfolio Rapid fleet deployment Fastest installations Complete turnkey capability Customer Benefits 98% uptime Rapid issue resolution Scale across nearly 8,000+ aircraft Customer Benefits Analytics driven operations Minimize aircraft touches Certification Installation Global Supply Chain Network Monitoring Maintenance 72

Design and certification process Fleet survey Engineering design Design substantiation and certification Prototype installation Regulatory approval (FAA, EASA, ANAC, TCCA, and others) Comprehensive and complete engineering and certification capability

Certification approaches for existing and new aircraft Aftermarket Installations (existing and new aircraft) Supplemental Type Certificates (STCs) Service Bulletins OEM Production Line Fit (new aircraft deliveries only) Installations completed during production of the aircraft by the OEM

Broad Portfolio maximizes the addressable market & reduces time to market

- STC reuse reduces time and cost to achieve certification
- OEM approved Service Bulletins provide certification solutions ahead of production installation

2Ku STCs and service bulletins expected to cover ~80% of Global Commercial Aircraft by year end 2017

- 737-500 STC
- 737-800 STC
- 737-900 STC
- 747-400 STC
- 757-200 STC
- 757-300 STC
- 777-300 STC
- B787-800 SB
- B787-900 SB

- A319-100 STC
- A320-200 STC
- A321-200 STC
- A330-200 SB
- A330-300 SB
- A340-300 STC
- A350 SB

B787-800, B787-900 expected near year-end 2017 or early 2018

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

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Expected OEM line fit offer-ability 1 Timing subject to confirmation Expected OEM production line offer-ability based on management estimates Percent of aircraft currently on order based on Diio data, April 2017 These airframes represent 87% of aircraft currently on order OEM production line installations expected 2018 Bombardier CS100 2019 Airbus A320 & A330 Boeing B737 Max 2020+ Airbus A3501 Boeing B777X & B7871

Installation expertise 3,000+ retrofit installations completed Dedicated and experienced teams reduce 2Ku installations from over a week to around 30 hours ATG-NG expected to be an overnight installation Faster installs reduce installation expense and decrease aircraft downtime Full fleet connectivity in less than two years

Video 3 Go to: gogo.to/video3

Global Supply Chain Built to ensure zero work stoppages utilizing a new ERP system Drive costs lower through purchasing and logistical efficiency Reliably deliver to airline installation locations around the globe Install Line & Supply Depot Locations Ability to support global airline installations

Market leading installation capability 76 installs in October 28 install lines operating now 16 installation locations globally Fastest installation in just 30 hours 76 installs in October Capable of 750 installations per year Cumulative 2Ku Aircraft Installations

Network Monitoring ~8,000 aircraft systems monitored 24/7 Leverage automation to rapidly resolve network issues Diagnose problems and have parts ready before the aircraft lands 99% ATG system availability 98% broadband satellite system availability Network availability doesn’t affect just one plane, it affects 100s of passengers

Maintenance Support Access to spares and maintenance personnel is key to maintaining system availability Gogo has dedicated technical support teams to assist with troubleshooting Dedicated Gogo maintenance team at key airports Third party maintenance repair and overhaul for some airport locations Train airlines to perform maintenance themselves Rapid response and issue insight are vital 82

Data Analytics is a Competitive Advantage Gogo has an industry leading capability to synthesize insights into system performance and operations Multiple sources of data into a data lake Team of data scientists develop sophisticated algorithms to evaluate every aspect of Gogo Operations Reduce airplane touches, replacement of hardware, reduce No Fault Found incidents by up to 75% Improving performance while reducing operating costs 83

Competitive advantage through world class capabilities Invested in: World class aircraft engineering teams Market leading STC and SB Portfolio OEM line fit offerability Strong Supply Chain Fastest installations of any IFC company Strong Maintenance Repair Overhaul (MRO) partnerships Substantial analytics capability

Extending Business Aviation’s Market Leadership John Wade, EVP and COO

Embedded in the business aviation ecosystem 1,000s of individual owner operators 170 Independent dealers 10 Leading OEMs 9 Fractional jet operators

Our complete technology roadmap Attributes: Benefits: CONUS & Canadian coverage Small to large aircraft Peak speeds 10Mbps 99% availability Priced to fit any size aircraft Smart Cabin Gogo Vision Upgrade provides IFE and Smart Cabin features CONUS coverage Medium to large aircraft Peak speeds >100Mbps Best in class performance and availability Global Ku for large business and VVIP aircraft Best in class speeds and coverage Avance L5 & L3 Next Gen ATG Smart Cabin System Ku & 2Ku 87

Gogo Portfolio model Same network Modified hardware for smaller aircraft Different go-to-market and customer support In-Cabin Network Access technology (2Ku / ATG-NG) System software AVANCE Gogo Inflight Network Regional ATG Global Satcom Ground Gogo Support Gogo Inflight Services Connected Aircraft Services Passenger Services Account Operations Data

AVANCE platform Gogo AVANCE platform supports future networks, capabilities and systems Seamless integration with any new network All components can be configured remotely depending upon the mission Upgrade and update remotely in minutes Direct access to system performance through mobile suite of applications System auto-tickets during flight allowing for immediate Tech Support In-Cabin Network Access technology (2Ku / ATG-NG) System software AVANCE Gogo Inflight Network Regional ATG Global Satcom Ground

AVANCE inflight now Gogo AVANCE L5 – formerly known as Gogo Biz 4G AVANCE L5 will operate over the Gogo Biz 4G network, with the ability to connect to Gogo’s ATG-NG network in 2018 Systems are being installed and flying today Over 110 AVANCE L5 units sold to date Most sales are upgrades from legacy ATG

Connected Broadband Aircraft Largest Competitor Leading market share… 11x Competitor information based on management estimates 400

Total Revenue …with strong growth profile Segment Profit Equipment revenue Service revenue 18% Segment profit CAGR $M $M 35% Service revenue CAGR

Turboprops Light Jets Medium Jets Large Jets Committed aircraft 40% 15% <5% Note: numbers provided are approximate Source: JetNet iQ Report Q3 2017 all figures are approximate Rest of World addressable market Market leader with room to grow Uncommitted aircraft 65% 3,900 2,200 5,800 8,400 ~2,700 North American addressable market 3,700 6,800 8,800 3,300

Rapidly penetrating the largest segments of Business Aircraft

	Unconnected Aircraft	Gogo Aircraft Online Two year CAGR
 Light Jets	5,800+	20%
 Turboprops	8,400+	40%+

- Strong growth in light jets and turboprops
- Deploying the only solutions suitable for smaller aircraft
- Smaller aircraft adopting higher bandwidth solutions and subscription plans

Note: CAGRs calculated from 9/30/15 to 9/30/17

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Business Aviation positioned for strong continued growth Relationships built on 25 years of reliable service Leading air-to-ground solutions that are about to get even faster in 2018 Introducing a 25Mbps satellite solution in 2018 Smaller aircraft accelerating connectivity adoption Connectivity and in-cabin advancements lead to upgrade cycles

Charting the Path to Profitability Barry Rowan, EVP & CFO

Charting the path to profitability Levers in place to achieve positive Free Cash Flow 5 CA-ROW is on track to reach profitability 4 Commercial aviation unit economics demonstrate attractive returns on capital 3 Business aviation represents significant shareholder value 2 Strong track record of financial performance 1 Positive free cash flow in 2019, reaffirmed Positive free cash flow for full year 2020 97

Gogo has delivered compelling revenue growth Total Revenue 26% Service Revenue CAGR Equipment revenue Service revenue $M

Aircraft and ARPA drive revenue growth Source of Incremental Service Revenue (2013 – LTM 9/30/2017) Represents BA – ATG units online. 13% Commercial Aviation 24% Business Aviation(1) 11% Commercial Aviation 11% Business Aviation(1) Aircraft Online CAGR SINCE 2013 ARPA CAGR SINCE 2013

Attractive service margin progression across all business segments… BA High market share Attractive margins CA-NA High market share Leveraging scale CA-ROW Building global market share Improving satellite network utilization 100

…results in strong consolidated performance Note: Minor differences exist due to rounding 1 Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA CA-ROW Segment Loss Adjusted EBITDA Profitability of BA and CA-NA results in strong consolidated performance Investing in attractive ROW opportunity Adjusted EBITDA excluding CA-ROW segment loss $M (1)

Charting the path to profitability Levers in place to achieve positive Free Cash Flow 5 CA-ROW is on track to reach profitability 4 Commercial aviation unit economics demonstrate attractive returns on capital 3 Business aviation represents significant shareholder value 2 Strong track record of financial performance 1

BA delivers strong financial results… Revenue Segment Profit 18% CAGR 42% Segment Profit Margin Equipment revenue Service revenue 35% Service Revenue CAGR $M $M

…with substantial room to grow Source: Q3 2017 NetJetsiQ and management estimates Large jets is inclusive of CA-NA and CA-ROW large jets 8,800 6,800 3,700 6,000 25,300 Business Aviation Addressable Market Aircraft 80% 20% Unaddressed Market 58% 84% 98% 65% 1,574 4,567 104

Significant value created by BA business Note: Service revenue growth rate calculated using 9/30/2017 LTM compared to 9/30/2016 LTM 2 Revenue ($M) Service Revenue Growth Aircraft Online Segment Profit ($M) Business Aviation CA-NA CA-ROW 4,567 2,817 352 $226 $397 $48 12% 29% 111% 9/30/17 LTM 9/30/17 LTM 9/30/17 LTM $96 $68 ($107) 9/30/17 105

Significant value created by BA business Revenue ($M) Service Revenue Growth Aircraft Online Segment Profit ($M) Business Aviation CA-NA CA-ROW 4,567 2,817 352 $226 $397 $48 12% 29% 111% 9/30/17 LTM 9/30/17 LTM 9/30/17 LTM $96 $68 ($107) 9/30/17 Note: Service revenue growth rate calculated using 9/30/2017 LTM compared to 9/30/2016 LTM Enterprise value is the market capitalization as of 11/10/17 less cash, cash equivalents and short-term investments plus total debt as of 9/30/2017. Enterprise Value ($M) Amount Market Capitalization 843 + Net Debt 641 Gogo Enterprise Value 1,484 106

Charting the path to profitability Levers in place to achieve positive Free Cash Flow 5 CA-ROW is on track to reach profitability 4 Commercial aviation unit economics demonstrate attractive returns on capital 3 Business aviation represents significant shareholder value 2 Strong track record of financial performance 1

Attractive economics across all aircraft types Gogo (as of Q3 2017) Aircraft Type Aircraft Online Annualized ARPA1 Airborne Equipment NPV Business Jets 4,567 $34K Profit $ Regional Jets 1,068 $64K Breakeven $$ Mainline - NA 1,749 $174K Co-investment $$$ ROW 352 $226K Co-investment $$$ Network ATG ATG ATG/Satellite Satellite 1 ARPA is based upon equivalent aircraft online BA excludes satellite aircraft 108

Unit economics are strong Note: ARPA is calculated using the weighted aircraft online for Mainline – NA and ROW aircraft and the respective annualized ARPAs at 9/30/2017 Represents combined CA-NA and CA-ROW segment service revenue margins YTD through 9/30/2017. Co-investment ARPA Service Revenue Margins 1 2 3 Today $240K $181K 48% 109

Unit economics are strong Future Co-investment ARPA Service Revenue Margins Drivers 1 2 3 Today’s unit economics deliver attractive returns...and improving Reflects terms of aircraft awarded but not yet installed Reducing airborne equipment and installation costs Engaging more of the plane Expanding service offering Increasing network utilization (additional aircraft) Falling cost of raw bandwidth Today $240K Note: ARPA is calculated using the weighted aircraft online for Mainline – NA and ROW aircraft and the respective annualized ARPAs at 9/30/2017 Represents combined CA-NA and CA-ROW segment service revenue margins YTD through 9/30/2017. $181K 48% 110

Co-investment: declining per 2Ku aircraft Note percentages above are based on YTD cash capex spend as of Q3 2017 and could vary period to period based on timing of purchases of airborne equipment and timing of payments by airlines for airborne equipment. 1) Average co-investment per aircraft is calculated as cash capex related to 2Ku installs in the period based on turnkey model. Projected to decline to <$200K for 2018 – 2019 based on awarded aircraft Future installations and stock (2017 YTD) Q3 2017 YTD Cash CapEx Co-investment per aircraft of $240K(1) $M 111

133 ARPA growth on-track ARPA ARPA NA Bandwidth constrained RJ dilution Contributing Factors Impacting ARPA + Take rate (bandwidth, multi-payer) + Additional services +/- Aircraft mix - Legacy pricing transition - New fleet dilution 174 NA Mainline CA-NA fleet 64 NA RJ $K 25% RJs 37% RJs Target: $250 - $300K ARPA in 2021 112

Margin: scaling across both networks 1 Illustrative ATG profit margin represented by CA-NA and BA historical segment profit margins. Results predominantly representative of aircraft on the ATG network. CA-NA includes satellite equipped commercial aircraft beginning in 2015 and satellite equipped business aircraft for the entire period. ATG Network1 CA-NA & BA Segment Profit Margin Satellite Network CA-ROW Segment Profit Margin ~75% Margin increase 67% Margin improvement

Margin: Scale drives network economics Establish North American Footprint Projected Satellite Cost per MB 2015 2021 ATG Network Costs Smaller number of aircraft share large upfront cost initially ATG has achieved profitability at current scale Smaller number of aircraft share large upfront cost initially Installation of awarded aircraft and aircraft wins drive margin expansion Additional capacity is success-based Raw bandwidth cost expected to continue to decline Satellite Network Costs Establish Global Footprint Increased Network Utilization

Levers in place to achieve positive Free Cash Flow 5 CA-ROW is on track to reach profitability 4 Commercial aviation unit economics demonstrate attractive returns on capital 3 Business aviation represents significant shareholder value 2 Strong track record of financial performance 1 1 Charting the path to profitability

Significant ARPA differential for existing and new CA-ROW aircraft 3Q 2017 3Q 2014 Aircraft1 ARPA ARPA Existing aircraft 214 $282K $69K New aircraft 81 $76K N/A Total 295 $226K $69K 1 Aircraft equivalents as of 9/30/17.

Aircraft Online drive profitability: Strong record of success CA-ROW Aircraft Awards ~280 awards per year (2015 – 2017) 1,130 Total CA-ROW aircraft awards OEM Production Line Fit expands available market Demonstrated capacity for 750 aircraft installations per year Aircraft awards are approximate 117 2015 2016 2017 Cumulative Awards 270 240 330 290 2012 - 2014 1,130

CA-ROW on path to profitability Revenue ($M) Aircraft Online Aircraft Current awards triple aircraft online ARPA Strong current annualized ARPA ($226K) Tenured aircraft offset dilution from new fleet Margin High incremental margin from additional aircraft 2017 expected to be peak investment year Current awards sufficient to achieve positive segment profit Profitability Levers Financial Implications 118

Levers in place to achieve positive Free Cash Flow 5 CA-ROW is on track to reach profitability 4 Commercial aviation unit economics demonstrate attractive returns on capital 3 Business aviation represents significant shareholder value 2 Strong track record of financial performance 1 Charting the path to profitability

FCF progress obscured by success-based investment CAGR 20% Unlevered FCF before Cash CapEx ~70% of CapEx is success-based and growth-related Unlevered FCF before Cash CapEx Cash CapEx Unlevered FCF $M Note: Please see reconciliation of Non-GAAP Unlevered free cash flow and Unlevered free cash flow before Cash CapEx in the Appendix. For purposes of this analysis Cash CapEx has been adjusted to exclude $1 million of Interest costs capitalized. 120

Well positioned to leverage core investments Note: Cash Opex is total operating expenses excluding depreciation and amortization. Cash Opex and Capex Composition Cost of Service Operating Expense Cash CapEx Growth in Aircraft Online Airborne equipment installations Improved Network Utilization Success-based Investments Core Investments 121

Balance sheet improves through operational execution and refinancing opportunity 1 Please see reconciliation of Adjusted EBITDA in appendix. 2. Senior secured notes and convertible notes balance is shown at par. YTW as of 11/3/2017. 18.5x 6.5x Natural deleveraging through operational execution 9/30/17 LTM CAPITALIZATION as of 9/30/17 ($M) Amount Coupon YTW Cash, Cash Equivalents, and Short Term Investments $411 Senior Secured Notes2 $690 12.50% 7.45% Convertible Notes2 $362 3.75% Total Debt $1,052 Net Debt $641 2 Opportunity to refinance $M

Path to Free Cash Flow Revenue growth driven by AOL and ARPA Increased utilization of global satellite network Scale drives operating leverage Reduce interest expense through potential refinancing

Appendix

Gogo installed and awarded aircraft as of 9/30/2017 Note: On May 27, 2016, we entered into a letter agreement with American Airlines whereby American exercised its option to terminate its agreement with Gogo on approximately 550 Gogo-installed mainline aircraft and we currently expect such aircraft to be deinstalled or retired over the next several years. Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 828 - 828 ATG-4 Aircraft Online 1,749 - 1,749 Ku Aircraft Online - 261 261 2Ku Aircraft Online 240 91 331 Total Aircraft Online 2,817 352 3,169 2Ku Aircraft Installed & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku aircraft installed 245 95 340 2Ku aircraft awarded but not yet installed, aircraft conversions 800 - 800 2Ku aircraft awarded but not yet installed, new aircraft 100 780 880 Total 2Ku aircraft installed and awarded not yet installed 1,145 875 2,000+ 1 Aircraft online and 2Ku aircraft installed figures are as of 9/30/2017. 2Ku awarded but not yet installed, new aircraft are current as of 11/17/2017. Awarded but not yet installed figures are approximate 126

Adjusted EBITDA reconciliation ($MM) 2013 2014 2015 2016 2016 Q4 2017 Q1 2017 Q2 2017 Q3 GAAP Net Income (146) (85) (108) (125) (27) (41) (44) (45) Income Tax Provision 1 1 1 1 0 0 0 0 Interest Income (0) (0) (0) (2) (1) (1) (1) (1) Interest Expense 29 33 59 84 25 27 27 28 Depreciation & Amortization 56 64 87 106 30 30 31 36 EBITDA (60) 14 39 64 27 16 13 18 Fair Value Derivative Adjustments 36 – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return 29 – – – – – – – Accretion of Preferred Stock 5 – – – – – – – Stock-based Compensation Expense 6 10 15 18 5 4 5 5 Amortization of Deferred Airborne Lease Incentives (8) (13) (20) (30) (9) (9) (9) (10) Loss on Extinguishment of Debt – – – 15 – – – – Adjustment of Deferred Financing Costs – – 2 (1) – – – – Adjusted EBITDA 8 11 37 67 23 11 10 13 Note: Minor differences exist due to rounding 127

Cash CapEx reconciliation ($MM) 2013 2014 2015 2016 2016 Q4 2017 Q1 2017 Q2 2017 Q3 Purchases of Property and Equipment (105) (132) (135) (148) (41) (64) (65) (62) Acquisition of Intangible Assets (Capitalized Software) (16) (17) (18) (29) (7) (8) (9) (7) GAAP Consolidated Capital Expenditures (121) (150) (153) (177) (48) (72) (74) (68) Change in Deferred Airborne Lease Incentives 9 30 37 15 6 4 – 5 Amortization of Deferred Airborne Lease Incentives 8 13 20 29 9 9 9 10 Landlord Incentives – 10 16 – – – – – Cash CapEx (104) (98) (80) (133) (34) (59) (66) (53) Note: Minor differences exist due to rounding 128

Unlevered free cash flow before Cash CapEx reconciliation ($MM) Note: Minor differences exist due to rounding Based on Statement of Cash Flows (including Supplemental Cash Flow information), Interest Costs footnote and Non-GAAP measures included in the Company's 10-Qs and 10-Ks. 2013 2016 Q4 2017 Q1 2017 Q2 2017 Q3 Net cash provided by (used in) operating activities 18 20 (14) 16 (7) Cash paid for interest 25 - 43 - 44 Interest income (0) (1) (1) (1) (1) Capital expenditures (121) (48) (72) (74) (68) Unlevered free cash flow (79) (29) (43) (58) (32) Cash CapEx 104 34 59 66 53 Interest costs capitalized (2) (0) (0) (0) (0) Unlevered free cash flow before Cash CapEx 24 4 15 7 21 129